United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                        Date of Report: October 3, 2002

                        Commission File Number: 0-27361


                                  NETJ.COM CORP
        (Exact name of small business issuer as specified in its charter)

Nevada                                                                91-1007473
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

24843  Del  Prado,  Suite  318,  Dana  Point,  CA                          92629
(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code:         (949)  487-7295

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock

                                  INTRODUCTION

     ITEM  1.  CHANGE  OF  CONTROL  OF  REGISTRANT.  None.

     ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.  None

     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.  None.

     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.

     ITEM 5. OTHER EVENTS. On or about September 13, 2002, we authorized a 100 to 1 reverse-split of our common stock. The Effective. date was September 30, 2002.

     ITEM  6.  CHANGES  OF  REGISTRANT'S  DIRECTORS.  None

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


                                   NETJ.COM CORP



Dated:  October  3,  2002

                                       By

                                 /s/Wendy Paige
                                  Wendy Paige
                                    Director
                                Acting President

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